UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 20, 2013

HILLENBRAND, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-33794	26-1342272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard Batesville, Indiana	47006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2013, Hillenbrand, Inc. (the “Company”) announced the decision of Kenneth A. Camp to retire from the Company effective December 31, 2013, and to step down as President, CEO, and a director of the Company effective September 6, 2013.  Concurrently, the Company announced the appointment of Joe A. Raver to succeed Mr. Camp as President and CEO of the Company, effective on September 6, 2013.  Mr. Raver will become a director of the Company that same date.  Until his retirement Mr. Camp will work with Mr. Raver to ensure a smooth transition in leadership.

Mr. Raver, age 47, has been with the Company since June 2008, when he was appointed President and CEO of Batesville Casket Company (“Batesville”), a subsidiary of the Company.  In 2011, Mr. Raver was appointed as President of the Company’s Process Equipment Group, headquartered in Niederlenz, Switzerland.  Prior to his time with Batesville, Mr. Raver was employed by Hill-Rom Holdings, Inc. (“Hill-Rom”), where he most recently served as vice president and general manager of its respiratory care division.  He joined Hill-Rom in 2004 as vice president of strategy and shared services.  Prior to joining Hill-Rom, Mr. Raver spent 10 years in a variety of leadership positions at Batesville and its affiliates, culminating in being named vice president of logistics at Batesville in 2002.  He holds a bachelor’s degree in economics from Dartmouth College and a masters of business administration with honors from the Kellogg Graduate School of Management at Northwestern University.

The Company expects to enter into a new employment agreement and a change in control agreement with Mr. Raver with respect to his appointment to his new positions.  The Company will file an amendment to this Form 8-K summarizing the terms of these agreements once they are finalized.

Item 7.01 Regulation FD Disclosure.

The press release of the Company regarding the matters described in Item 5.02 above is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit Number	Description
99.1	Press Release issued by the Company, dated March 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.
DATE: March 20, 2013

	BY:	/S/ Cynthia L. Lucchese
Cynthia L. Lucchese
Senior Vice President and Chief Financial Officer

DATE: March 20, 2013

	BY:	/S/ John R. Zerkle
John R. Zerkle
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by the Company, dated March 20, 2013.